OPTIMUM FUND TRUST

Optimum Fixed Income Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus and
Statement of Additional Information dated July 31, 2023, as amended

Effective immediately, the following replaces the information in the section in the Fund’s Prospectus entitled “Fund summaries — Optimum Fixed Income Fund – Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Janaki Rao	Managing Director, Head of US Multisector	May 2024
Andrew Vonthethoff, CFA	Managing Director, Senior Portfolio Manager	May 2024

Effectively immediately, the following replaces paragraphs one through three of the biographical information in the section in the Fund’s Prospectus entitled “Who manages the Funds – Sub-advisors and portfolio managers – Optimum Fixed Income Fund”:

Janaki Rao and Andrew Vonthethoff are primarily responsible for the day-to-day management of the Manager’s share of the Fund’s assets. When making decisions for the Fund, Messrs. Rao and Vonthethoff regularly consult with other investment professionals.

Janaki Rao is a Managing Director and Head of the US Multisector Team within Macquarie Asset Management (MAM) Credit, a role he assumed in May 2024. He has overall responsibility for MAM Credit’s US multisector capabilities, including the portfolios, the team, and client and business management. Prior to joining Macquarie, he was Director of US Multisector Fixed Income at AllianceBernstein from November 2019 to February 2023, responsible for managing multisector fixed income portfolios, including Treasury inflation-protected securities (TIPS) and agency mortgage-backed securities (MBS) portfolios. Before that, he was AllianceBernstein’s Head of Agency MBS from March 2013 to November 2019, and prior to that spent seven years at Morgan Stanley as Vice President of Agency MBS Research. Janaki received a Bachelor of Arts (Honors) in economics from the University of Delhi, a Master of Business Administration with an emphasis in marketing from Symbiosis Institute of Business Management, and a Master of Business Administration with an emphasis in finance from the Zicklin School of Business at Baruch College.

Andrew Vonthethoff is a Senior Portfolio Manager for the Global Fixed Income Team within Macquarie Asset Management (MAM) Credit. He is a lead portfolio manager for global multisector and global bond strategies, a role he assumed in June 2013, and for US multisector portfolios, which he assumed in May 2024. In this role, he is responsible for asset allocation, sector rotation, and security selection across MAM Credit’s global and US multisector portfolios. Andrew joined the firm in 2008 as a Quantitative Analyst on MAM Credit’s Markets and Quantitative Team, where he was involved in building and maintaining financial models. He transferred to the Global Fixed Income Team in 2010, becoming an

Assistant Portfolio Manager. He earned a Bachelor of Commerce in actuarial studies and finance from the University of New South Wales. He also holds the Chartered Financial Analyst® designation.

Effective immediately, the following is added to the section in the statement of additional information entitled “Portfolio Managers — A. Other Accounts Managed – Optimum Fixed Income Fund”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
The Manager
Janaki Rao*
Registered investment companies:	0	$0	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0
Andrew Vonthethoff**
Registered investment companies:	2	$506.0 million	0	$0
Other pooled investment vehicles:	8	$3.0 billion	0	$0
Other accounts:	1	$990.6 million	0	$0
*Information provided is as of May 6, 2024.
**Information provided is as of March 31, 2024.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 6, 2024.